Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Taxes
Income (loss) before income taxes	$ (193,182)	$ (168,208)	$ (187,052)
Tax expense (recovery) based on statutory rate of 27.0%	(52,000)	(45,000)	(51,000)
Permanent differences	(4,000)	2,000	0
Loss before income taxes net	(56,000)	(43,000)	(51,000)
Changes in unrecognized deferred tax assets	56,000	43,000	51,000
Total income tax expense	$ 0	$ 0	$ 0